                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           __________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT:  NOVEMBER 28, 2000



                            EarthWatch Incorporated
             (Exact name of registrant as specified in its charter)

       Delaware                        333-39202                 31-1420852
(State or other jurisdiction      (Commission File No.)        (IRS Employer
  of incorporation)                                          Identification No.)

1900 Pike Road                                                 80501
Longmont, CO 80501                                          (Zip Code)
(Address of principal
executive offices)



                                 (303) 682-3800
                        (Registrant's telephone number,
                              including area code)
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Item 5.   Other Events.

On November 21, 2000, EarthWatch Incorporated (EarthWatch) announced the failure of the QuickBird 1 remote sensing satellite to reach the proper orbit. In connection with this announcement, the Registrant issued a press release, a copy of which is incorporated herein by reference.

On November 23, 2000, EarthWatch filed a proof of loss of the QuickBird 1 remote sensing satellite with the underwriters of the launch insurance policies in accordance with the terms of those policies. EarthWatch is required to commence within 30 days of receipt by the collateral agent of the of any proceeds under the First QuickBird Launch Insurance an offer to purchase the 13% Notes in accordance with the terms of the EarthWatch Incorporated Indenture Dated as of July 12, 1999, and an offer to purchase the 12 1/2% Notes in accordance with the EarthWatch Incorporated Amended and Restated Senior Notes Indenture Dated as of April 8, 1999, and the First Supplemental Indenture to the Amended and Restated Senior Notes Indenture Dated as of July 7, 1999.

Unless the insurance proceeds received are less than the fully accreted value as of the payment date identified in the offer to purchase, the purchase price for the 13% Notes and the 12 1/2% Notes in connection with an offer to purchase shall equal 100% of the accreted value of the notes on the payment date. The aggregate purchase price of the notes tendered in connection with an offer to purchase is expected to be less than the insurance proceeds, and, in accordance with the Amended and Restated Collateral Pledge and Security Agreement dated July 12, 1999, the remaining insurance proceeds shall be paid over to EarthWatch.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          (c) The following exhibits are filed as part of this report:

          99.5  Press release dated November 21, 2000.

               SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

     Some of the statements in this Current Report constitute forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our or our industry's results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

     In some cases, you can identify forward-looking statements by terminology, such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology.

     Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance, or achievements. Our actual results and the timing of certain events could differ materially from those anticipated in these forward-looking statements.
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                                   SIGNATURE


     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            EARTHWATCH INCORPORATED



                   __________________________________________
                                Henry E. Dubois

                            Chief Operating Officer,
                            Chief Financial Officer,
                            Executive Vice President

                           Dated:  November 28, 2000